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                                              AFFILIATED                                                              ADDITIONAL
                  SECURITY       TRADE        PRINCIPAL        EXECUTING     PURCHASE   SHARES/PAR   UNDERWRITING    COMPENSATION
  FUND NAME      DESCRIPTION      DATE       UNDERWRITER         BROKER        PRICE      AMOUNT      CONCESSION    PAID PER SHARE
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                  American
Small Company      Campus                                       Merrill
     Value       Communities    05/05/09       Wachovia          Lynch         $21.25       19610        4.250%          $0.00
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Small Company      Steel                                        Merrill
    Growth        Dynamics      06/03/09       Wachovia          Lynch         $13.50      199580        4.500%          $0.00
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Small Company                                                    Morgan
 Growth and                                                     Stanley
Small Company     Talecris                   Wells Fargo          Dean
   Value         Biotherape     09/30/09   Securities, LLC       Witter        $19.00      94,180         5.50%          $0.00
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                                                                 Morgan
                                                                Stanley
                                                               Dean Witter
Small Company                                Wells Fargo       & Jeffries
   Growth        Emdeon, Inc.   08/11/09   Securities, LLC    Company, Inc.    $15.50      97,960         6.50%          $0.00
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